                                                                Exhibit 10.1

                                SCIQUEST, INC.
                               STOCK OPTION PLAN


1.   Purpose.  The Sciquest, Inc. Stock Option Plan (the "Plan") is established
     -------
     to create an additional incentive for key employees, directors and consultants or advisors of Sciquest, Inc. and any successor corporations thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), to promote the financial success and progress of the Participation Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Administration.  The Plan shall be administered by the Board of Directors
     --------------
     of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, other than power to terminate or amend the Plan as provided in section 12 hereof, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any option granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options") or nonqualified stock options. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.   Eligibility.  The Options may be granted only to employees (including
     -----------
     officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors or other independent contractors to the Participating Company Group. The Board, in its sole discretion, shall determine which persons shall be granted Options (an "Optionee"). A director of the Company shall be eligible to be granted only a nonqualified stock option unless the director is also an employee of the Company. An individual who is rendering services as a consultant, advisor, or other independent contractor shall be eligible to be granted only a nonqualified stock option. An Optionee may, if otherwise eligible, be granted additional Options.

4.   Shares Subject to Option.  Options shall be options for the purchase of the
     ------------------------
     authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be Two Hundred Twenty-Five Thousand (225,000) shares. In the event that any outstanding Option for any reason expires or is terminated or cancelled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. It is intended that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended ("Rule 701"), and that the Plan shall otherwise be administered in compliance with the requirements of Rule
     701. To ensure such compliance, the Board shall maintain a record of shares subject to outstanding Options under the Plan and the exercise price of such Options, plus a record of all shares of Common Stock issued upon the exercise of such Options and the exercise price of such Options.

5.   Time for Granting Options.  All Options shall be granted, if at all, within
     -------------------------
     ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

6.   Terms, Conditions and Form of Options.  Subject to the provisions of the
     -------------------------------------
     Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option is granted, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

     (a)  Option Price.  The option price for each Option shall be established
          ------------
          in the sole discretion of the Board; provided, however, that (i) the option price per share for an Incentive Stock Option shall be not less than the fair market value of a share of Stock on the date of the granting of the Incentive Stock Option and (ii) the option price per share of an Incentive Stock Option granted to an Optionee who at the time the Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall be not less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted. For this purpose, "fair market value" means the value assigned to the stock for a given day by the Board, as determined pursuant to a reasonable method established by the Board that is consistent with the requirements of sections 422 and 424 of the Code and the regulations thereunder (which method may be changed from time to time). Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted by the Board in its discretion with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code. Nothing hereinabove shall require that any such assumption or modification will result in the Option having the same characteristics, attributes or tax treatment as the Option for which it is substituted.

     (b)  Exercise Period of Options.  The Board shall have the power to set the
          --------------------------
          time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Incentive Stock Option is granted, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Incentive Stock Option is granted and (iii) no Incentive Stock Option shall be exercisable after the date the Optionee's employment with the Participating Company Group is terminated for cause (as determined in the sole discretion of the Board); and provided, further, an Option shall terminate and cease to be exercisable no later than three (3) months after the date on which the Optionee terminates employment with the Participating Company Group, unless the Optionee's employment with the Participating Company Group shall have terminated as a result of the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), in which event the Option shall terminate and cease to be exercisable no later than twelve (12) months from the date on which the Optionee's employment terminated. For this purpose, an Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months following the Optionee's termination of employment.

     (c)  Payment of Option Price.  Payment of the option price for the number
          -----------------------
          of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent.

     (d)  $100,000 Limitation.  The aggregate fair market value, determined as
          -------------------
          of the date on which an Incentive Stock Option is granted, of the shares of Stock with respect to which incentive stock options (determined without regard to this subsection) are first exercisable during any calendar year (under this Plan or under any other plan of the Participating Company Group) by any Optionee shall not exceed $100,000. If such limitation would be exceeded with respect to an Optionee for a calendar year, the Incentive Stock Option shall be deemed a nonqualified stock option to the extent of such excess.

7.   Standard Form of Stock Option Agreement.  All Options shall be evidenced by
     ---------------------------------------
     a written award agreement in the form of the nonqualified stock option agreement attached hereto as Exhibit A or the incentive stock option award
                                  ---------
     agreement attached hereto as Exhibit B, as applicable, both of which are
                                  ---------
     incorporated herein by reference (the "Standard Option Agreements").

8.   Transfer of Control   Upon a merger, consolidation, corporate
     -------------------
     reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), (1) any unexercisable portion of an outstanding Option that will become exercisable within twelve (12) months after the Transfer of Control shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board, and (2) the Board may elect, in its sole discretion, to provide that any other unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, as the Board so determines. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

9.   Authority to Vary Terms.  The Board shall have the authority from time to
     -----------------------
     time to vary the terms of the Standard Option Agreements either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

10.  Effect of Change in Stock Subject to Plan.  The Board shall make
     -----------------------------------------
     appropriate adjustments in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

11.  Options Non-Transferable.  During the lifetime of the Optionee, the Option
     ------------------------
     shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

12.  Termination or Amendment of Plan.  The Board may terminate or amend the
     --------------------------------
     Plan at any time; provided however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no extension of the period during which Incentive Stock Options may be granted beyond the date which is ten (10) years following the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

13.  Miscellaneous
     -------------

     (a) Nothing in this Plan or any Option granted hereunder shall confer upon any Optionee any right to continue in the employ of the Participating Company Group, or to serve as a director thereof, or interfere in any way with the right of a Participating Company to terminate his or her employment at any time. Unless specifically provided otherwise, no grant of an Option shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of a Participating Company for the benefit of its employees unless the Participating Company shall determine otherwise. No Optionee shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as otherwise provided by the Committee.

     (b) The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.

     (c) The terms of the Plan shall be binding upon the Company, and its successors and assigns.

     (d) This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

     (e) With respect to any payments not yet made to a Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

     (f) If any provision of this Plan or a Standard Option Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Standard Option Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Standard Option Agreement, it shall be stricken and the remainder of the Plan or the Standard Option Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Plan was duly adopted by the Board of Directors of the Company on the 4/th/ day of September, 1997.

                                   SCIQUEST, INC.


                                   By: /s/ Keith D. Gunter
                                       ----------------------------
                                       Secretary

                                   EXHIBIT A
                                   ---------

     THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         _____________________________

                                SCIQUEST, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

     Sciquest, Inc. (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company pursuant to the Sciquest, Inc. Stock Option Plan, in the manner and subject to the provisions of this Option Agreement.

1.   Definitions:
     -----------

     (a) "Code" shall mean the Internal Revenue Code of 1986, as amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

     (b) "Company" shall mean Sciquest, Inc., a North Carolina corporation, and any successor corporation thereto.

     (c)  "Date of Option Grant" shall mean ____________________.

     (d) "Disability" shall mean disability within the meaning of section 22(e)(3) of the Code, as determined by the Board in its discretion under procedures established by the Board of Directors of the Company.

     (e)  "Exercise Price" shall mean ___________________ Dollars ($________)
          per share as adjusted from time to time pursuant to paragraph 9 below.

     (f) "Number of Option Shares" shall mean ________________ (______) shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

     (g) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

     (h)  "Optionee" shall mean ______________________________.

     (i) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

     (j) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

     (k)  "Plan" shall mean the Sciquest, Inc. Stock Option Plan.

2.   Nonqualified Stock Option.  This Option is intended to be a nonqualified
     -------------------------
     stock option. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option.

3.   Administration.  All questions of interpretation concerning this Option
     --------------
     Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, other than the power to terminate or amend the Plan as provided in section 12 of the Plan, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation or election.

4.   Exercise and Vesting of the Option.
     ----------------------------------

     (a)  Right to Exercise.  The Option shall vest and become exercisable from
          -----------------
          time to time, subject to the schedule set forth below, in whole or in part, subject to the termination provisions of paragraphs 6 and 7 hereof and the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 below:

          [Insert vesting schedule here.  Example follows below:

          (i) On or after ___________, 1998, the Option may be exercised to purchase up to _______ shares.

          (ii) On or after ___________, 1999, the Option may be exercised to purchase up to _______ shares.

          (iii) On or after ___________, 2000, the Option may be exercised to purchase up to _______ shares.]

          The schedule set forth above is cumulative, so that shares as to which the Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of shares as to which it is then exercisable.

     (b)  Method of Exercise.  The Option shall be exercised by written notice
          ------------------
          to the Company in the form of Exhibit A hereto stating the election to
                                        ---------
          exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

     (c)  Form of Payment of Option Price.  Such payment shall be made in cash,
          -------------------------------
          check or cash equivalent or in any other form as may be permitted by the Board in its discretion.

     (d)  Withholding.  At the time the Option is exercised, in whole or in
          -----------
          part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option,
          (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

     (e)  Certificate Registration.  The certificate or certificates for the
          ------------------------
          shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

     (f)  Restrictions on Grant of the Option and Issuance of Shares.  The grant
          ----------------------------------------------------------
          of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

               THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE
               SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

          As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     (g)  Fractional Shares.  The Company shall not be required to issue
          -----------------
          fractional shares upon the exercise of the Option.

5.   Non-Transferability of the Option.  The Option may be exercised during the
     ---------------------------------
     lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6.   Termination of the Option.  The Option shall terminate and may no longer be
     -------------------------
     exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

7.   Termination of Employment.
     -------------------------

     (a)  Termination of the Option. If the Optionee ceases to be an employee of
          -------------------------
          the Participating Company Group for any reason except death or Disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Participating Company Group is terminated because of the death or Disability of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. This paragraph shall be interpreted such that the Option ceases to vest on the date on which the Optionee ceases to be an employee of the Participating Company Group (pursuant to this paragraph 7) for any reason, notwithstanding any period after such cessation of employment during which the Option may remain exercisable as provided in this paragraph 7.

     (b)  Termination of Employment Defined.  For purposes of this paragraph 7,
          ---------------------------------
          the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

     (c)  Exercise Prevented by Law.  Except as provided in this paragraph 7,
          -------------------------
          the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

     (d)  Optionee Subject to Section 16(b). Notwithstanding the foregoing, if
          ---------------------------------
          the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

     (e)  Leave of Absence.  For purposes hereof, the Optionee's employment with
          ----------------
          the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract.

     (f)  Directors, Consultants and Advisors.  In the event an Optionee is a
          -----------------------------------
          director or consultant or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a director or consultant or advisor of the Participating Company shall be deemed to be termination of the Optionee's employment.

     8.   Transfer of Control.  [Company to select one of the following
          -------------------
          alternative provisions:

               OPTION A: Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), then any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

               OPTION B: Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"),
          (1) any unexercisable portion of an outstanding Option that will become exercisable within twelve (12) months after the Transfer of Control shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board, and
          (2) the Board may elect, in its sole discretion, to provide that any other unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, as the Board so determines. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

               OPTION C: Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), the Board may elect, in its sole discretion, to provide that any unexercisable portion of an outstanding Option shall become immediately exercisable, in whole or in part, as the Board so determines, as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditional upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Option which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.]

     9.   Effect of Change in Stock Subject to the Option.  The Board shall make
          -----------------------------------------------
          appropriate adjustments in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10.  Rights as a Shareholder or Employee. The Optionee shall have no rights
          -----------------------------------
          as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11.  Right of First Refusal.
          ----------------------

          (a)  Right of First Refusal. In the event the Optionee proposes to
               ----------------------
               sell, pledge, or otherwise transfer any shares acquired upon exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal").

          (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

     (c)  Bona Fide Transfer.  In the event that the Company shall determine
          ------------------
          that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedures described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

     (d)  Exercise of the Right of First Refusal.  In the event the proposed
          --------------------------------------
          transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice; provided however, that in the event that the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled.

     (e)  Failure to Exercise the Right of First Refusal.  If the Company fails
          ----------------------------------------------
          to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer

          Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

     (f)  Transferees of the Transfer Shares.  All transferees of the Transfer
          ----------------------------------
          Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

     (g)  Transfers Not Subject to the Right of First Refusal.  The Right of
          ---------------------------------------------------
          First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if (i) such transfer is in connection with a Transfer of Control, (ii) such transfer is to one or more members of the Optionee's immediate family (or a trust for their benefit) provided all such transferees agree in writing to the restrictions in paragraph 11(f), or (iii) such transfer has been approved by the Board of Directors of the Company, which approval many be granted or withheld in its complete discretion. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 11(i) below result in a termination of the Right of First Refusal.

     (h)  Assignment of the Right of First Refusal.  The Company shall have the
          ----------------------------------------
          right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

     (i)  Early Termination of the Right of First Refusal.  The other provisions
          -----------------------------------------------
          of this paragraph 11 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect upon (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

12.  Escrow.
     ------

     (a)  Establishment of Escrow.  To insure shares subject to the Right of
          -----------------------
          First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

     (b)  Delivery of Shares to Optionee.  As soon as practicable after the
          ------------------------------
          expiration of the Right of First Refusal, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions.

     (c)  Notices and Payments.  In the event the shares held in escrow are
          --------------------
          subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

13.  Stock Dividends Subject to Option Agreement.  If, from time to time, there
     -------------------------------------------
     is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the Company, the stock of which is subject to the provisions of this Option Agreement, then, in such event, any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

14.  Legends.  The Company may at any time place legends referencing the Right
     --------
     of First Refusal set forth in paragraph 11 above and an applicable federal or state securities law restriction on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

     (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE

          REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SHARES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.

15.  Initial Public Offering.  The Optionee hereby agrees that in the event of
     -----------------------
     an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act.

16.  Binding Effect.  This Option Agreement shall inure to the benefit of and be
     --------------
     binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

17.  Termination or Amendment.  The Board may terminate or amend this Option
     ------------------------
     Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

18.  Integrated Agreement.  This Option Agreement constitutes the entire
     --------------------
     understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

19.  Terms and Conditions of Plan.  The terms and conditions included in the
     ----------------------------
     Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

20.  Applicable Law.  This Option Agreement shall be governed by the laws of the
     --------------
     State of North Carolina as such laws are applied to agreements between North Carolina residents entered into and to be performed entirely within the State of North Carolina.

                                        SCIQUEST, INC.


                                        By: __________________________________
                                            Peyton Anderson
                                            President

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company made in good faith upon any questions arising under this Option Agreement.

     The undersigned hereby acknowledges receipt of a copy of the Plan.


Date:_________________________      ______________________________
                                    (Signature of Optionee)

                                    ______________________________
                                    (Printed Name of Optionee)

                                   EXHIBIT A
                                   ---------


Sciquest, Inc.
c/o Peyton Anderson
P.O. Box 12156
Research Triangle Park, NC 27709-2156


     Re:  Exercise of Non-Qualified Stock Option

Dear Sirs:

     Pursuant to the terms and conditions of the Non-Qualified Stock Option Award Agreement dated as of __________, 19__ (the "Agreement"), between __________ ("Optionee") and Sciquest, Inc. (the "Company"), the Optionee hereby agrees to purchase _____ shares (the "Shares") of the Common Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

     The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). In connection with such purchase, Optionee represents, warrants and agrees as follows:

     1. The Shares are being purchased for the Optionee's own account, and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof.

     2. The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Corporation.

     3. The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Corporation, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Corporation and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

     4. The Optionee has had the opportunity to ask questions of and receive answers from the Corporation and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Corporation represented by the Shares.

     5. The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

     6. The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

     7. The Corporation is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Corporation is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by the Optionee.

     8. The Optionee has not relied upon the Corporation or an employee or agent of the Corporation with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.


Date: ____________________

                               Very truly yours,

                               ________________________________

                               Print Name: ____________________

                               ________________________________
                               ________________________________
                               ________________________________
                                           (Address)

                                   EXHIBIT B
                                   ---------

     THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                         _____________________________

                                SCIQUEST, INC.
                       INCENTIVE STOCK OPTION AGREEMENT

     Sciquest, Inc. (the "Company") granted to the individual named below an option to purchase certain shares of common stock of the Company pursuant to the Sciquest, Inc. Stock Option Plan, in the manner and subject to the provisions of this Option Agreement.

1.   Definitions:
     -----------

     (a) "Code" shall mean the Internal Revenue Code of 1986, as amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

     (b) "Company" shall mean Sciquest, Inc., a North Carolina corporation, and any successor corporation thereto.

     (c)  "Date of Option Grant" shall mean __________________.

     (d) "Disability" shall mean disability within the meaning of section 22(e)(3) of the Code, as determined by the Board in its discretion under procedures established by the Board of Directors of the Company.

     (e) "Exercise Price" shall mean ___________ ($______) per share as adjusted from time to time pursuant to paragraph 9 below.

     (f) "Number of Option Shares" shall mean ________________ (______) shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

     (g) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

     (h)  "Optionee" shall mean _______________________________.

     (i) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

     (j) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

     (k)  "Plan" shall mean the Sciquest, Inc. Stock Option Plan.

2.   Status of the Option.  This Option is intended to be an incentive stock
     --------------------
     option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements.

3.   Administration.  All questions of interpretation concerning this Option
     --------------
     Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, other than the power to terminate or amend the Plan as provided in section 12 of the Plan, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation or election.

4.   Exercise and Vesting of the Option.
     ----------------------------------

     (a)  Right to Exercise.  The Option shall vest and become exercisable from
          -----------------
          time to time, subject to the schedule set forth below, in whole or in part, subject to the termination provisions of paragraphs 6 and 7 hereof and the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 below:

          [Insert vesting schedule here.  Example follows below:

          (i) On or after ____________, 1998, the Option may be exercised to purchase up to _____ shares.

          (ii) On or after ____________, 1999, the Option may be exercised to purchase up to _____ shares.

          (iii) On or after ____________, 2000, the Option may be exercised to purchase up to _____ shares.]

          The schedule set forth above is cumulative, so that shares as to which the Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of shares as to which it is then exercisable.

          Notwithstanding the foregoing, if the aggregate fair market value, determined as of the Date of Option Grant, of the stock with respect to which the Optionee may exercise incentive stock options (determined without regard to this provision) for the first time during any calendar year (under this Plan or under any other plan of the Participating Company Group), as determined in accordance with section 422(d) of the Code, shall exceed one hundred thousand dollars ($100,000), the Option shall be deemed a nonqualified stock option to the extent of such excess.

     (b)  Method of Exercise.  The Option shall be exercised by written notice
          ------------------
          to the Company in the form of Exhibit A hereto stating the election to
                                        ---------
          exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

     (c)  Form of Payment of Option Price.  Such payment shall be made in cash,
          -------------------------------
          check or cash equivalent or in any other form as may be permitted by the Board in its discretion.

     (d)  Withholding.  At the time the Option is exercised, in whole or in
          -----------
          part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option,
          (iii) the operation of
          any law or regulation providing for the imputation of interest, or
          (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

     (e)  Certificate Registration.  The certificate or certificates for the
          ------------------------
          shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

     (f)  Restrictions on Grant of the Option and Issuance of Shares.  The grant
          ----------------------------------------------------------
          of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

               THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE
               SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

          As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     (g)  Fractional Shares.  The Company shall not be required to issue
          -----------------
          fractional shares upon the exercise of the Option.

5.   Non-Transferability of the Option.  The Option may be exercised during the
     ---------------------------------
     lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6.   Termination of the Option.  The Option shall terminate and may no longer be
     -------------------------
     exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

7.   Termination of Employment.
     -------------------------

     (a)  Termination of the Option.  If the Optionee ceases to be an employee
          -------------------------
          of the Participating Company Group for any reason except death or Disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Participating Company Group is terminated because of the death or Disability of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. This paragraph shall be interpreted such that the Option ceases to vest on the date on which the Optionee ceases to be an employee of the Participating Company Group (pursuant to this paragraph 7) for any reason, notwithstanding any period after such cessation of employment during which the Option may remain exercisable as provided in this paragraph 7.

     (b)  Termination of Employment Defined.  For purposes of this paragraph 7,
          ---------------------------------
          the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

     (c)  Exercise Prevented by Law.  Except as provided in this paragraph 7,
          -------------------------
          the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

     (d)  Optionee Subject to Section 16(b). Notwithstanding the foregoing, if
          ---------------------------------
          the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

     (e)  Leave of Absence.  For purposes hereof, the Optionee's employment with
          ----------------
          the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract.

8.   Transfer of Control.  [Company to select one of the following alternative
     -------------------
     provisions:

          OPTION A: Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), then any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

          OPTION B: Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), (1) any unexercisable portion of an outstanding Option that will become exercisable within twelve (12) months after the Transfer of Control shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board, and (2) the Board may elect, in its sole discretion, to provide that any other unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, as the Board so determines. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Options which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

          OPTION C: Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation) (a "Transfer of Control"), the Board may elect, in its sole discretion, to provide that any unexercisable portion of an outstanding Option shall become immediately exercisable, in whole or in part, as the Board so determines, as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditional upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion, to provide that any Option which become exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.]

9.   Effect of Change in Stock Subject to the Option.  The Board shall make
     -----------------------------------------------
     appropriate adjustments in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

10.  Rights as a Shareholder or Employee.  The Optionee shall have no rights as
     -----------------------------------
     a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

11.  Right of First Refusal.
     ----------------------

     (a)  Right of First Refusal.  In the event the Optionee proposes to sell,
          ----------------------
          pledge, or otherwise transfer any shares acquired upon exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal").

     (b)  Notice of Proposed Transfer.  Prior to any proposed transfer of the
          ---------------------------
          Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

     (c)  Bona Fide Transfer.  In the event that the Company shall determine
          ------------------
          that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 11 and the Shares without first complying with the procedures described in this paragraph 11. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

     (d)  Exercise of the Right of First Refusal.  In the event the proposed
          --------------------------------------
          transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice; provided however, that in the event that the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled.

     (e)  Failure to Exercise the Right of First Refusal.  If the Company fails
          ----------------------------------------------
          to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer

          Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

     (f)  Transferees of the Transfer Shares.  All transferees of the Transfer
          ----------------------------------
          Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

     (g)  Transfers Not Subject to the Right of First Refusal.  The Right of
          ---------------------------------------------------
          First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if (i) such transfer is in connection with a Transfer of Control, (ii) such transfer is to one or more members of the Optionee's immediate family (or a trust for their benefit) provided all such transferees agree in writing to the restrictions of paragraph 11(f), or (iii) such transfer has been approved by the Board its complete discretion. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 11(i) below result in a termination of the Right of First Refusal.

     (h)  Assignment of the Right of First Refusal.  The Company shall have the
          ----------------------------------------
          right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

     (i)  Early Termination of the Right of First Refusal.  The other provisions
          -----------------------------------------------
          of this paragraph 11 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First

          Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

12.  Escrow.
     ------

     (a)  Establishment of Escrow.  To insure shares subject to the Right of
          -----------------------
          First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

     (b)  Delivery of Shares to Optionee.  As soon as practicable after the
          ------------------------------
          expiration of the Right of First Refusal, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions.

     (c)  Notices and Payments.  In the event the shares held in escrow are
          --------------------
          subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

13.  Stock Dividends Subject to Option Agreement.  If, from time to time, there
     -------------------------------------------
     is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the Company, the stock of which is subject to the provisions of this Option Agreement, then, in such event, any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

14.  Notice of Sales Upon Disqualifying Disposition.  The Optionee shall dispose
     ----------------------------------------------
     of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one
     (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

15.  Legends.  The Company may at any time place legends referencing the Right
     --------
     of First Refusal set forth in paragraph 11 above and any applicable federal or state securities law restriction on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

     (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SHARES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.

     (c) THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER

          HEREOF MADE ON OR BEFORE THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) FOR A PERIOD OF ONE YEAR FROM THE DATE OF EXERCISE OF THE OPTION OR TWO YEARS FROM THE DATE OF GRANT OF THE OPTION.

16.  Initial Public Offering.  The Optionee hereby agrees that in the event of
     -----------------------
     an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act.

17.  Binding Effect.  This Option Agreement shall inure to the benefit of and be
     --------------
     binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

18.  Termination or Amendment.  The Board may terminate or amend this Option
     ------------------------
     Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

19.  Integrated Agreement.  This Option Agreement constitutes the entire
     --------------------
     understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

20.  Terms and Conditions of Plan.  The terms and conditions included in the
     ----------------------------
     Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

21.  Applicable Law.  This Option Agreement shall be governed by the laws of the
     --------------
     State of North Carolina as such laws are applied to agreements between North Carolina residents entered into and to be performed entirely within the State of North Carolina.



                              SCIQUEST, INC.


                              By:___________________________
                                 Peyton Anderson
                                 President

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company made in good faith upon any questions arising under this Option Agreement.

     The undersigned hereby acknowledges receipt of a copy of the Plan.


Date:_________________________      ______________________________
                                    (Signature of Optionee)


                                    ______________________________
                                    (Printed Name of Optionee)

                                   EXHIBIT A
                                   ---------


Sciquest, Inc.
c/o Peyton Anderson
P.O. Box 12156
Research Triangle Park, NC 27709-2156


     Re:  Exercise of Incentive Stock Option

Dear Sirs:

     Pursuant to the terms and conditions of the Incentive Stock Option Award Agreement dated as of __________, 19__ (the "Agreement"), between __________ ("Optionee") and Sciquest, Inc. (the "Company"), Optionee hereby agrees to purchase _____ shares (the "Shares") of the Common Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

     The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). In connection with such purchase, Optionee represents, warrants and agrees as follows:

  1. The Shares are being purchased for the Optionee's own account and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof.

  2. The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Corporation.

  3. The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Corporation, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Corporation and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

  4. The Optionee has had the opportunity to ask questions of and receive answers from the Corporation and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Corporation represented by the Shares.

  5. The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

  6. The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

  7. The Corporation is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Corporation is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by the Optionee.

  8. The Optionee has not relied upon the Corporation or an employee or agent of the Corporation with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.


Date: ____________________

                               Very truly yours,

                               ________________________________

                               Print Name: ____________________

                               ________________________________
                               ________________________________
                               ________________________________
                               (Address)


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